SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549
<P>
              ----------------------
<P>
                  AMENDMENT NO. 1 TO
                       FORM 8-K
<P>
              ----------------------
<P>
                 CURRENT REPORT
<P>
        PURSUANT TO SECTION 13 OR 15(D) OF
        THE SECURITIES EXCHANGE ACT OF 1934
<P>
Date of Report (Date of earliest event reported):
                October 26, 2000
<P>
            TIDALWAVE HOLDINGS, INC.
<P>
  (Exact Name of Registrant as Specified in Its
                     Charter)
<P>
                     Florida
<P>
  (State or Other Jurisdiction of Incorporation)

            0-26187                             65-0693777
            -------                             ----------
   (Commission File Number)           (IRS Employer Identification No.)
<P>
1831 NE 45th Street, Fort Lauderdale, Florida       33308
(Address of Principal Executive Offices)           (Zip Code)

<P>
                (954) 255-6753
<P>
    (Registrant's Telephone Number, Including
                   Area Code)
<P>
    (Former Name or Former Address, if Changed
                Since Last Report)
<P>
ITEM 1. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to a Stock Purchase Agreement and Share
Exchange (the "Agreement") effective October 27,
2000, Tidalwave Holdings, Inc, a Florida
Corporation ("Tidalwave" or the "Company"),
received all of the common outstanding shares of
First American Mortgage Securities, Inc. a Florida Corporation ("FAMS"), whereby FAMS became a wholly owned subsidiary of Tidalwave in consideration for
the issuance of a total of 4,000,000 Tidalwave
common shares ($0.001 par value per share) and
14,512,500 Tidalwave preferred shares ($0.001 par
value per share) of "restricted" stock to the FAMS shareholders. Such shares are valued at
$6,000,000 as set forth as follows:
<P>
$  600,000 @ $0.15    4,000,000 Common
$2,700,000 @ $0.25   10,800,000 Preferred
$1,350,000 @ $0.50    2,700,000 Preferred
$  675,000 @ $1.00 -    675,000 Preferred
$  675,000 @ $2.00 -    337,500 Preferred
<P>
Such shares are "restricted" in accordance with
Rule 144 of the Securities Act of 1933.  After the
closing of the Agreement, the directors of FAMS
will be J.R. Stirling and L. Edward Bache, Sr.
J.R. Stirling shall be the President and Secretary
of FAMS.  In addition, J.R. Stirling and L. Edward
Bache, Sr. signed agreements with Tidalwave to
serve on its Board of Directors.  The following
sets forth the background for both J.R. Stirling
and L. Edward Bache, Sr.:
<P>
J.R. STIRLING, 60, was appointed as a Director of
Tidalwave on October 30, 2000 and has been the President
and Secretary of First American Mortgage Securities,
Inc. ("FAMS") since 1996.  As the President of
FAMS he has been responsible for the full
administration and operations of the Company which
is a mortgage banker in both the residential and
commercial divisions.  Mr. Stirling began his
career in the mortgage services industry in 1993
working as a loan officer for Ameritrust Funding
Corporation and in 1994 being appointed the
Correspondent Director for Ameritrust.  From 1994
to 1995 he was the marketing Director for Creative
Mortgage Securities, Inc. where he was responsible
for marketing wholesale mortgage programs to
mortgage brokers.  In 1995 he was President and
Marketing Director of American Mortgage
Securities, Inc. and was responsible for all of
AMS' administration and marketing.  From 1980-1993
he was the owner and principal of Donzi Marine
of West Florida, Inc. which bought, sold and
operated small businesses in the manufacturing,
marine and finance fields.   Mr. Stirling
graduated from the Detroit Institute of Technology
in 1965 with a degree in Business Administration.
<P>
L. EDWARD BACHE, SR., 45, was appointed as a
Director of Tidalwave on October 30, 2000 and
Managing Director of First American Mortgage
Securities, Inc. ("FAMS") in 1999.  His
responsibilities at FAMS include the day to day pipeline management, asset disposition and risk management.  He developed the FAMS Conduit in
partnership with American Mortgage Securities,
Inc.  He assisted in the development of FAMS'
mortgage trading and online underwriting center at AMSTrading.com. He has been in the mortgage services industry since 1985 when he was the Vice
President of First City Federal.  At First City
Federal, Mr. Bache developed a Manufactured
Housing conduit working with American Bankers
Insurance and Norwest Modern Home Capital.  In
such capacity he participated in numerous
securitizations.    From 1992-1995 he was the Vice
President of American Mortgage Securities. His responsibilities included the handling of mortgage and securities trading and pipeline management.
From 1995 to 1999 he was the Managing Director of Ameritrust Funding Corp.
<P>
The Acquisition was approved by the unanimous consent of the Board of Directors of the Company and FAMS on October 27, 2000. The Board of
Directors of Tidalwave believes that this transaction will advance the interests of the Company by adding a mortgage services business to its asset base. Also, the addition of Mr.
Stirling, Mr. Bache and the FAMS staff will allow the Company to undertake a much broader and more extensive mortgage services program.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The pro forma combined balance sheets as of September 30, 2000 and March 31, 2000 and pro forma consolidated statements of operations for the periods ending September 30, 2000 and March 31, 2000 are filed herewith. In addition, the audited consolidated financial statements as of April 30, 1999 and the reviewed financial statement for October 31, 2000 are filed herewith.
<P>
       INTRODUCTION TO UNAUDITED PRO FORMA COMBINED
                    FINANCIAL STATEMENTS
<P>
The unaudited pro forma condensed combined balance sheets as of March 31, 2000 and September 30, 2000 and the condensed combined statements of operations for the year and six months then ended, respectively, assumes the acquisition occurred on April 1, 1999. The proforma information is based upon the historical financial statements of Tidalwave Holdings, Inc. and First American Mortgage Securities, Inc. The proforma condensed combined financial statements are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the acquisition been in effect as of the date or for the periods presented. The proforma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.
<P>
The acquisition has been recorded using the purchase method under generally accepted accounting principles.

                          TIDALWAVE HOLDINGS INC.
                PROFORMA CONDENSED COMBINED BALANCE SHEET
                               (UNAUDITED)
                            SEPTEMBER 30, 2000
                                               First
                                               American
                              Tidalwave        Mortgage
                              Holdings         Securities      Proforma          Proforma
                                Inc.             Inc.          Adjustments       Combined
                          ---------------------------------------------------------------
        Assets
Cash                       $       356      $   30,918      $     -           $   31,274
Accounts receivable               -            168,622            -              168,622
Prepaid expenses                 1,435            -               -                1,435
Due from employee                 -              1,120            -                1,120
Due from stockholders             -             30,897            -               30,897
Marketable securities             -          1,874,400            -            1,874,400
                           --------------------------------------------------------------
     Total Current Assets        1,791       2,105,957            -            2,107,748
                           --------------------------------------------------------------
Property and equipment - net      -             37,315            -               37,315
                           --------------------------------------------------------------
Investments in equity
 securities                    250,000         134,031            -              384,031
Intangible assets - net           -            522,778       5,670,008(a)      5,767,536
                                                              (425,250)(c)
Deposits                          -              1,153            -                1,153
                           --------------------------------------------------------------
     Total Other Assets        250,000         657,962       5,244,758         6,152,720
                           --------------------------------------------------------------
Total Assets                $  251,791      $2,801,234      $5,244,758        $8,297,783
                           ==============================================================
<P>
Liabilities and Stockholders' Equity
<P>
Accounts payable/accrued
 expenses                  $    26,187      $   31,139      $     -           $   57,326
Notes payable - current
 portion                          -             24,433            -               24,433
Due to officer                   6,250            -               -                6,250
                           --------------------------------------------------------------
     Total Current
     Liabilities                32,437          55,572            -               88,009
                           --------------------------------------------------------------
Deferred income taxes             -              2,576            -                2,576
                           --------------------------------------------------------------
     Total Liabilities          32,437          58,148            -               90,585
                           --------------------------------------------------------------
Equity subject to potential
 redemption                      4,500            -               -                4,500
                           --------------------------------------------------------------
Common stock                    25,619         405,100           3,900(a)         31,619
                                                              (403,000)(b)
Paid-in capital              1,438,851         157,372       5,651,765(a)      9,099,538
                                                             1,851,550(b)
Preferred stock                   -          1,450,000          14,513(a)         15,963
                                                            (1,448,550)(b)
Retained earnings             (902,222)         56,214            (170)(a)    (1,271,428)
                                                              (425,250)(c)
Accumulated other
 comprehensive income         (347,394)        674,400            -              327,006
                           --------------------------------------------------------------
     Total Stockholders'
     Equity                    214,854       2,743,086       5,244,758         8,202,698
                           --------------------------------------------------------------
Total Liabilities and
 Stockholders' Equity      $   251,791      $2,801,234      $5,244,758        $8,297,783
                           ==============================================================

<P>

                             TIDALWAVE HOLDINGS INC.
                PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                     SIX MONTHS ENDED SEPTEMBER 30, 2000
                                               First
                                              American
                              Tidalwave       Mortgage
                              Holdings        Securities      Proforma        Proforma
                                Inc.            Inc.          Adjustments     Combined
                           --------------------------------------------------------------
Net revenues                $      97         $6,200,033      $   -           $6,200,130
Cost of revenues                   90          5,970,152          -            5,970,242
                           --------------------------------------------------------------
Gross profit                        7            229,881          -              229,888
                           --------------------------------------------------------------
Operating Expenses
 Selling, general and
  administrative              209,326            167,729          -              377,055
 Depreciation                    -                 5,058          -                5,058
                           --------------------------------------------------------------
   Total Operating Expenses   209,326            172,787          -              382,113
                           --------------------------------------------------------------
Income (loss) from
 operations                  (209,319)            57,094          -             (152,225)
                           --------------------------------------------------------------
Other Income (Expenses)
 Interest income                   92               -             -                   92
 Interest expense                -                (1,058)         -               (1,058)
 Amortization                    -               (23,334)     (141,750)(c)      (165,084)
                           --------------------------------------------------------------
     Total Other Income
     (Expense)                     92            (24,392)     (141,750)         (166,050)
                           --------------------------------------------------------------
Net income (loss)           $(209,227)        $   32,702     $(141,750)        $(318,275)
                           ==============================================================
Income (loss) per share     $    (.01)        $      .02                       $    (.01)
                           ==============================================================
Weighted average common
 shares outstanding        25,339,722          2,000,400                      29,339,722
                           ==============================================================
<P>

<P>
                 TIDALWAVE HOLDINGS INC.
  NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                     (UNAUDITED)
                  SEPTEMBER 30, 2000
<P>
(a) Adjustments made to reflect the acquisition as if it had occurred as of April 1, 1999.
<P>
(b) Adjustments made to reflect shares issued by First American Mortgage Securities, Inc. as if Tidalwave Holdings,Inc. issued these shares.
<P>
(c) Adjustment to reflect goodwill amortization.

                               TIDALWAVE HOLDINGS INC.
                    PROFORMA CONDENSED COMBINED BALANCE SHEET
                                     (UNAUDITED)
                                    MARCH 31, 2000
                                              First
                                              American
                              Tidalwave       Mortgage
                              Holdings        Securities    Proforma        Proforma
                                Inc.          Inc.          Adjustments     Combined
                             -----------------------------------------------------------
        Assets
Cash                        $     1,773     $  121,741    $     -        $  123,514
Accounts receivable                -            39,232          -            39,232
Prepaid expenses                  3,500           -             -             3,500
Notes receivable                  1,850           -             -             1,850
Stock subscription
 receivable                        -           550,000      (550,000)(c)       -
                             -----------------------------------------------------------
        Total Current Assets         7,123        710,973      (550,000)       168,096
                             -----------------------------------------------------------
Property and equipment - net       -            41,137          -            41,137
                             -----------------------------------------------------------
Investments in equity
 securities                     250,000        134,031          -           384,031
Stock subscription
 receivable                        -           650,000      (650,000)(c)       -
Intangible assets - net            -           546,111     5,670,008(a)   5,932,619
                                                            (283,500)(d)
Deposits                           -             1,153          -             1,153
                             -----------------------------------------------------------
     Total Other Assets         250,000      1,331,295     4,736,508      6,317,803
                             -----------------------------------------------------------
Total Assets                 $  257,123     $2,083,405    $4,186,508     $6,527,036
                             ===========================================================
<P>
Liabilities and Stockholders' Equity
<P>
Accounts payable/accrued
 expenses                    $   20,174     $   28,039    $     -        $   48,213
Notes payable - current
 portion                           -            16,806          -            16,806
Due to officer                      400           -             -               400
                             -----------------------------------------------------------
     Total Current
     Liabilities                 20,574         44,845          -            65,419
<P>
Deferred income taxes              -             2,576          -             2,576
                             -----------------------------------------------------------
     Total Liabilities           20,574         47,421          -            67,995
                             -----------------------------------------------------------
Equity subject to potential
 redemption                      50,800           -             -            50,800
                             -----------------------------------------------------------
Common stock                     24,680        405,100         3,900(a)      30,680
                                                             (403,000)(b)
Paid-in capital               1,201,457        157,372      5,651,765(a)  8,862,144
                                                            1,851,550(b)
Stock subscription receivable      -              -        (1,200,000)(b)(1,200,000)
Preferred stock                    -         1,450,000         14,513(a)     15,963
                                                           (1,448,550)(b)
Retained earnings              (692,994)        23,512           (170)(a)  (953,152)
                                                             (283,500)(d)
Accumulated other
 comprehensive income          (347,394)          -              -         (347,394)
                           -------------------------------------------------------------
     Total Stockholders'
     Equity                     185,749      2,035,984      4,186,508     6,408,241
                           -------------------------------------------------------------
Total Liabilities and
 Stockholders' Equity       $   257,123     $2,083,405     $4,186,508    $6,527,036
                           =============================================================

<P>

                                TIDALWAVE HOLDINGS INC.
                 PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                    (UNAUDITED)
                             YEAR ENDED MARCH 31, 2000
                                              First
                                              American
                              Tidalwave       Mortgage
                              Holdings        Securities      Proforma          Proforma
                                Inc.          Inc.            Adjustments       Combined
                            -------------------------------------------------------------
Net revenues               $     266          $8,007,626      $   -           $8,007,892
<P>
Cost of revenues                 265           7,801,999          -            7,802,264
                            -------------------------------------------------------------
Gross profit                       1             205,627          -              205,628
                            -------------------------------------------------------------
Operating Expenses
 Selling, general and
  administrative             270,339             184,180          -              454,519
 Depreciation                     66               5,909          -                5,975
                            -------------------------------------------------------------
  Total Operating Expenses   270,405             190,089          -              460,494
                            -------------------------------------------------------------
Income (loss) from
 operations                 (270,404)             15,538          -             (254,866)
                            -------------------------------------------------------------
Other Income (Expenses)
 Forgiveness of indebtedness   9,766                -             -                9,766
 Interest income and
  miscellaneous                1,586                -             -                1,586
 Interest expense               -                 (2,643)         -               (2,643)
 Amortization                   -                 (3,889)     (283,500)(d)      (287,389)
                            -------------------------------------------------------------
     Total Other Income
     (Expense)                11,352              (6,532)     (283,500)         (278,680)
                            -------------------------------------------------------------
Income (loss) before income
 tax provision (benefit)    (259,052)              9,006      (283,500)         (533,546)
<P>
Income tax provision
(benefit)                       -                  3,227          -                3,227
                            -------------------------------------------------------------
Net income (loss)           (259,052)              5,779      (283,500)         (536,773)
<P>
Other comprehensive (loss)  (347,394)               -             -             (347,394)
                            -------------------------------------------------------------
Comprehensive income (loss)$(606,446)         $    5,779     $(283,500)        $(884,167)
                            =============================================================
<P>
Income (loss) per share   $    (.01)          $      .07                       $    (.02)
                            =============================================================
Weighted average common
 shares outstanding      23,422,569               83,733                      27,422,569
                         ================================================================

<P>
                  TIDALWAVE HOLDINGS INC.
  NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                       (UNAUDITED)
                      MARCH 31, 2000
<P>
(a) Adjustments made to reflect the acquisition as if it had occurred as of April 1, 1999.
<P>
(b) Adjustments made to reflect shares issued by First American Mortgage Securities, Inc. as if Tidalwave Holdings,Inc. issued these shares.
<P>
(c) Adjustment to reflect stock subscription receivable as an offset against stockholders' equity.
<P>
(d) Adjustment to reflect goodwill amortization.
<P>
<P>
           Puissegur, Finch & Slivinski, P.A.
         Certified Public Accountants & Consultants
<P>
                   TRUSTED ADVISORS
           TO BUSINESSES AND PROFESSIONALS
<P>
Members of                    5410 S. Florida Ave., Ste. 12
American and Florida          P.O. Box 6196
Institute of Certified        Lakeland, FL  33807-6196
Public Accountants            Telephone 863.648.4467
                              Telefacsimile 863.648.4983
                              e-mail pfscpas@gate.net
<P>
December 5, 2000
<P>
To the Board of Directors
First American Mortgage Securities, Inc.
Clearwater, Florida
<P>
We have compiled the accompanying balance sheet of First American Mortgage Securities, Inc. as of October 31, 2000, and the related statements of income and retained earnings and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.
<P>
A compilation is limited to presenting in the form of financial statement information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance of them.
<P>
Puissegur, Finch & Slivinski, P.A.
Certified Public Accountant and Consultants
<P>

                     FIRST AMERICAN MORTGAGE SECURITIES,
INC.
                                BALANCE SHEET
                              OCTOBER 31, 2000
                                    ASSETS
Current assets
     Cash and cash equivalents                     $30,918
     Receivables:
          Trade                                    168,622
          Employee                                   1,120
          Stockholders                              30,897
     Marketable securities (available for sale)  1,874,400
                                               ---------------
          Total current assets                   2,105,957
<P>
Property and equipment, at cost
     Furniture and fixtures                         17,112
     Office equipment                               20,729
     Computers and software                         18,503
                                               ----------------
                                                    56,344
     Less accumulated depreciation                 (19,029)
                                               ----------------
          Net property and equipment                37,315
<P>
Other assets
     Investments                                   134,031
     Intangible assets - net of accumulated
       amortization of $27,223                     522,778
      Deposits                                       1,153
                                               ----------------
          Total other assets                       657,962
                                               ----------------
               Total assets                      2,801,234
                                               ================
<P>
                   LIABILITIES AND STOCKHOLDERS' EQUITY
<P>
Current liabilities
     Accrued liabilities                            31,139
     Notes payable - current portion                24,433
                                               ----------------
          Total current liabilities                 55,572
<P>
Deferred income taxes                                2,576
                                               ----------------
          Total liabilities                         58,148
<P>
Stockholders' equity
     Common stock                                  405,100
     Additional paid-in capital                    157,372
     Preferred stock                             1,450,000
     Retained earnings                              56,214
     Accumulated other comprehensive income        674,400
                                               ----------------
          Total stockholders' equity             2,743,086
                                               ----------------
Total liabilities and stockholders' equity      $2,801,234
                                               ================
<P>
The accompanying notes are an integral part of these
financial statements.
<P>

<P>

                      FIRST AMERICAN MORTGAGE SECURITIES,
INC.
                     STATEMENT OF INCOME AND RETAINED
EARNINGS
                     FOR THE SIX MONTHS ENDED OCTOBER 31,
2000
Contract revenues earned                        $6,200,033
<P>
Cost of revenues                                 5,970,152
                                              -------------------
Gross profit                                       229,881
<P>
Selling, general and administrative expense        172,787
                                              -------------------
Income from operations                              57,094
<P>
Other income (expense)
     Interest expense                               (1,058)
     Amortization expense                          (23,334)
                                              -------------------
          Total other income (expense)             (24,392)
                                              -------------------
Net income                                          32,702
<P>
Retained earnings, beginning of year                23,512
                                              -------------------
Retained earnings, end of period                   $56,214

===================
<P>
The accompanying notes are an integral part of these
financial statements.
<P>

<P>

                      FIRST AMERICAN MORTGAGE SECURITIES,
INC.
                             STATEMENT OF CASH FLOWS
                    FOR THE SIX MONTHS ENDED OCTOBER 31,
2000
Cash flows from operating activities
     Net Income                                         $32,702
     Adjustments to reconcile net income to net cash
          provided by operating activities
               Depreciation                               5,058
               Amortization                              23,334
               (Increase) decrease in:
               Trade receivables                       (129,390)
               Employee advances                         (1,120)
               Increase (decrease) in:
               Accrued liabilities                        3,762
                                                       --------------
          Net cash used in operating activities         (65,654)
                                                       --------------
Cash flows from investing activities
     Purchase of furniture and equipment                 (1,236)
                                                       --------------
Cash flows from financing activities
     Payments made on line of credit                     (5,436)
     Loans to stockholders                              (30,897)
     Proceeds from additional borrowing                  12,400
                                                       --------------
          Net cash used in financing activities         (23,933)
                                                       --------------
Net decrease in cash                                    (90,823)
<P>
Cash, at beginning of year                              121,741
                                                      ---------------
Cash, at end of period                                  $30,918
                                                     ===============
Supplemental cash flow information:
<P>
     Cash paid for interest during the year              $1,058
                                                     ================

<P>
          FIRST AMERICAN MORTGAGE SECURITIES, INC.
             NOTES TO THE FINANCIAL STATEMENTS
                     OCTOBER 31, 2000
<P>
NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
<P>
This summary of significant accounting policies of First American Mortgage Securities, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.
<P>
Nature of Business:
-------------------
<P>
The Company is licensed as a correspondent mortgage lender originating residential and commercial loans within the State of Florida.
<P>
Basis of Accounting:
--------------------
<P>
The Company prepares its financial statements on the accrual method of accounting, recognizing income when earned and expenses when incurred.
<P>
Cash and Cash Equivalents:
--------------------------
<P>
Cash and cash equivalents represents cash in banks and short-term investments with original maturities of 90 days or less.
<P>
Accounts Receivable:
----------------------
<P>
No allowance for doubtful accounts is provided as all accounts receivable are considered collectible.
<P>
Property and Equipment:
-----------------------
<P>
Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Estimated lives are as follows:
<P>
          Computers and software               5 years
          Office Equipment                     5 years
          Furniture and Fixtures               7 years
<P>
Investments:
--------------
<P>
The Company carries its investment in nonmarketable equity securities at cost. Under the cost method, revenue is generally recognized when dividends are received and changes in the financial position of the investment are not recognized unless the changes represent an other than temporary decline in the value of the investment.
Marketable securities:
<P>
The Company carries its investment in marketable equity securities at fair value. The Company's investment in marketable securities are held for an indefinite period and thus are classified as available for sale. Unrealized holding gains on such securities, which were added to stockholders' equity were $674,400.
<P>
Intangible Assets:
------------------
<P>
Intangible assets are stated at cost. Amortization is provided using the straight-line method over the estimated useful lives of the assets. Estimated useful lives are as follows:
<P>
          Mortgage servicing rights               9 years
          Intellectual property rights           15 years
          Internet domain name                   15 years
<P>
Income Taxes:
-------------
<P>
The Company accounts for income taxes using the liability method as prescribed in SFAS No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are determined based upon the differences between financial statement carrying amounts and the tax bases of existing assets and
liabilities.   These temporary differences are measured at
prevailing enacted rates that will be in effect when the differences are settled or realized.
<P>
Use of Estimates:
-----------------
<P>
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
<P>
NOTE B - LINE OF CREDIT
<P>
The Company has an unsecured line of credit with a bank in the amount of $20,000. The line of credit is due on demand, carries a variable rate of interest of prime plus 2.00% (11.50% at October 31, 2000), and requires monthly payments of 3% of outstanding principal or $250, whichever is greater. The loan is by the guaranteed by the stockholders. Balance outstanding as of October 31, 2000 was $13,482.
<P>
NOTE C   STOCKHOLDERS' EQUITY
<P>
The stockholder's equity section of the Company contains the following classes of capital stock at October 31, 2000:
<P>
Preferred stock, nonvoting, $1 par value, 1,600,000 shares authorized, 1,450,000 shares issued and outstanding.
<P>
Common stock, no par value, 2,000,400 shares authorized,
issued and outstanding.
<P>
NOTE D   OPERATING LEASES
<P>
The Company leases its office space under an operating lease that expires September 30, 2002. Office lease rent expense for October 31, 2000 was $17,195.
<P>
NOTE E   INCOME TAXES
<P>
The source of deferred income tax and the tax effects are as follows as of April 30, 2000:
<P>
Excess of tax over financial statement
  depreciation                        $     2,576
                                      =============
<P>
NOTE F - NONMONETARY TRANSACTIONS (CASH FLOW DISCLOSURES)
<P>
On April 15, 2000, the Company purchased certain assets of Ameritrust Mortgage Securities, Inc., and an individual.
The Company issued common stock and preferred stock in exchange for property received. The transaction resulted in the following financial position:

Stock subscription receivable                    $     1,200,000
Intellectual property                                    250,000
Mortgage service rights                                  225,000
Internet domain name                                      75,000
Property and equipment                                    25,000
Common stock                                            (405,000)
Preferred stock                                       (1,450,000)
                                                  -----------------
Cash received                                      $      80,000
                                                  =================

<P>
On October 27, 2000, marketable equity securities were received in order to satisfy the stock subscription receivable.
<P>
           Puissegur, Finch & Slivinski, P.A.
         Certified Public Accountants & Consultants
<P>
                   TRUSTED ADVISORS
           TO BUSINESSES AND PROFESSIONALS
<P>
Members of                    5410 S. Florida Ave., Ste. 12
American and Florida          P.O. Box 6196
Institute of Certified        Lakeland, FL  33807-6196
Public Accountants            Telephone 863.648.4467
                              Telefacsimile 863.648.4983
                              e-mail pfscpas@gate.net
<P>
INDEPENDENT AUDITOR'S REPORT
<P>
To the Stockholders
First Mortgage Securities, Inc.
Clearwater, Florida
<P>
We have audited the accompanying balance sheet of First Mortgage Securities, Inc., as of April 30, 2000, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
<P>
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
<P>
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Mortgage Securities, Inc., as of April 30, 2000, and the results of its operations and its cash flows for year then ended in conformity with generally accepted accounting principles.
<P>
Puissegur, Finch & Slivinski, P.A.
Certified Public Accountants & Consultants
<P>
July 2, 2000
<P>

                          FIRST MORTGAGE SECURITIES, INC.
                                  BALANCE SHEET
                                  APRIL 30, 2000
<P>
                                     ASSETS
Current assets
     Cash and cash equivalents               $121,741
     Accounts receivable                       39,232
     Stock subscription receivable            550,000
                                            -------------
          Total current assets                710,973
<P>
Property and equipment, at cost
     Furniture and fixtures                    15,876
     Office equipment                          20,729
     Computers and software                    18,503
                                            -------------
                                               55,108
     Less accumulated depreciation            (13,971)
                                            --------------
          Net property and equipment           41,137
<P>
Other assets
     Investments                              134,031
     Stock subscription receivable            650,000
     Intangible assets - net of accumulated
       amortization of $3,889                 546,111
     Deposits                                   1,153
                                            --------------
          Total other assets                1,331,295
                                            --------------
               Total assets                 2,083,405
                                            ==============
<P>
LIABILITIES AND STOCKHOLDERS' EQUITY
<P>
Current liabilities
     Accrued liabilities                       27,377
     Federal income tax payable                   662
     Notes payable - current portion           16,806
                                             -------------
          Total current liabilities            44,845
<P>
Deferred income taxes                           2,576
                                             -------------
          Total liabilities                    47,421
<P>
Stockholders' equity
     Common stock                             405,100
     Additional paid-in capital               157,372
     Preferred stock                        1,450,000
     Retained earnings                         23,512
                                            --------------
          Total stockholders' equity        2,035,984
                                            --------------
Total liabilities and
  stockholders' equity                     $2,083,405
                                           ===============
<P>
The accompanying notes are an integral part of these financial statements.
<P>

<P>

                       FIRST MORTGAGE SECURITIES, INC.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED APRIL 30, 2000
Contract revenues earned                                $8,007,626
<P>
Cost of revenues                                         7,801,999
                                                        -------------
Gross profit                                               205,627
<P>
Selling, general and administrative expense                190,089
                                                        -------------
Income from operations                                      15,538
<P>
Other income (expense)
     Interest expense                                       (2,643)
     Amortization expense                                   (3,889)
                                                        -------------
          Total other income (expense)                      (6,532)
                                                        -------------
Income before income tax provision                           9,006
<P>
Income tax provision (benefit)
     Current                                                   651
     Deferred                                                2,576
                                                        --------------
Total income taxes                                           3,227
                                                        --------------
Net income                                                   5,779
<P>
Retained earnings, beginning of year                        17,733
                                                        --------------
Retained earnings, end of year                             $23,512
                                                        ==============

<P>

                           FIRST MORTGAGE SECURITIES, INC.
                             STATEMENT OF CASH FLOWS
                         FOR THE YEAR ENDED APRIL 30, 2000
Cash flows from operating activities
     Net Income                                            $5,779
     Adjustments to reconcile net income to net cash
          provided by operating activities
               Depreciation                                 5,909
               Amortization                                 3,889
               Deferred income taxes                        2,576
               (Increase) decrease in:
               Accounts receivable                        (36,165)
               Deposits                                      (196)
               Increase (decrease) in:
               Income taxes payable                           662
               Accrued liabilities                         23,794
                                                        --------------
         Net cash provided by operating activities          6,248
                                                        --------------
Cash flows from financing activities
     Proceeds from line of credit                          18,868
     Payments made on line of credit                       (3,322)
     Capital lease principal repayment                    (16,400)
     Proceeds from issuance of common stock                80,000
                                                        --------------
      Net cash provided (used) by financing activities     79,146
                                                        --------------
Net increase in cash                                       85,394
<P>
Cash, at beginning of year                                 36,347
                                                        --------------
Cash, at end of year                                     $121,741
                                                        ==============
Supplemental cash flow information:
     Cash paid for interest during the year                $2,643
                                                        ==============
<P>
The accompanying notes are an integral part of these financial statements.

<P>
            FIRST MORTGAGE SECURITIES, INC.
            NOTES TO THE FINANCIAL STATEMENTS
                     APRIL 30, 2000
<P>
NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
<P>
This summary of significant accounting policies of First Mortgage Securities, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.
<P>
Nature of Business:
-------------------
<P>
The Company is licensed as a correspondent mortgage lender originating residential and commercial loans within the State of Florida.
<P>
Basis of Accounting:
--------------------
<P>
The Company prepares its financial statements on the accrual method of accounting, recognizing income when earned and expenses when incurred.
<P>
Cash and Cash Equivalents:
--------------------------
<P>
Cash and cash equivalents represents cash in banks and short-term investments with original maturities of 90 days or less.
<P>
Accounts Receivable:
--------------------
<P>
No allowance for doubtful accounts is provided as all accounts receivable are considered collectible.
<P>
Property and Equipment:
-----------------------
<P>
Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Estimated lives are as follows:
<P>
          Computers and software               5 years
          Office Equipment                     5 years
          Furniture and Fixtures               7 years
<P>
Investments:
------------
<P>
The Company carries its investment in nonmarketable equity securities at cost. Under the cost method, revenue is generally recognized when dividends are received and changes in the financial position of the investment are not recognized unless the changes represent an other than temporary decline in the value of the investment.
<P>
Intangible Assets:
-------------------
<P>
Intangible assets are stated at cost. Amortization is provided using the straight-line method over the estimated useful lives of the assets. Estimated useful lives are as follows:

          Mortgage servicing rights               9 years
          Intellectual property rights           15 years
          Internet domain name                   15 years

<P>
Income Taxes:
-------------
<P>
The Company accounts for income taxes using the liability method as prescribed in SFAS No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are determined based upon the differences between financial statement carrying amounts and the tax bases of existing assets and
liabilities.   These temporary differences are measured at
prevailing enacted rates that will be in effect when the differences are settled or realized.
<P>
Use of Estimates:
------------------
<P>
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
<P>
NOTE B - LINE OF CREDIT
<P>
The Company has an unsecured line of credit with a bank in the amount of $20,000. The line of credit is due on demand, carries a variable rate of interest of prime plus 2.00% (11.50% at April 30, 2000), and requires monthly payments of 3% of outstanding principal or $250, whichever is greater. The loan is by the guaranteed by the stockholders. Balance outstanding as of April 30, 2000 was $16,806.
<P>
NOTE C   STOCKHOLDERS' EQUITY
<P>
The stockholder's equity section of the Company contains the following classes of capital stock at April 30, 2000:
<P>
Preferred stock, nonvoting, $1 par value, 1,600,000 shares authorized, 1,450,000 shares issued and outstanding.
<P>
Common stock, no par value, 2,000,400 shares authorized,
issued and outstanding.
<P>
In connection with the preferred stock, a stock subscription receivable has been recorded. The stock subscription receivable shall be paid at the rate of $50,000 per month for 24 months beginning June 1, 2000.
<P>
NOTE D   OPERATING LEASES
<P>
The Company leases its office space under an operating lease that expires September 30, 2000. Office lease rent expense for April 30, 2000 was $21,604.
<P>
NOTE E   INCOME TAXES
<P>
The source of deferred income tax and the tax effects are as follows as of April 30, 2000:
<P>
Excess of tax over financial
 statement depreciation               $     2,576
                                      =============
<P>
NOTE F - PRIOR PERIOD ADJUSTMENT
<P>
Certain errors, resulting in the understatement and overstatement of previously reported assets and income of prior years, were corrected during the year resulting in the following changes to retained earnings as of April 30, 2000:

     Retained earnings as previously reported               $          170
<P>
     Overstatement of depreciation expense                          17,563
<P>
     Retained earnings as adjusted                          $       17,733
                                                            =================

<P>
NOTE G - NONMONETARY TRANSACTIONS (CASH FLOW DISCLOSURES)
<P>
On April 15, 2000, the Company purchased certain assets of Ameritrust Mortgage Securities, Inc., and an individual.
The Company issued common stock and preferred stock in exchange for property received. The transaction resulted in the following financial position:

Stock subscription receivable                    $     1,200,000
Intellectual property                                    250,000
Mortgage service rights                                  225,000
Internet domain name                                      75,000
Property and equipment                                    25,000
Common stock                                            (405,000)
Preferred stock                                       (1,450,000)
                                                 ------------------
Cash received                                    $        80,000
                                                 ==================

<P>
            Willett, Canter & MacLaren
          Certificated Public Accountants
                2100 West Bay Drive
                Largo, Florida 33770
                727-585-5599
                Fax: 727-586-4796
<P>
Member of:                     Ronald Willett,C.P.A.
Institute of Certified         Richard Canter, C.P.A.
Public Accountants             Berta MacLaren, C.A.A.
Florida Institute of
Certified Public Accountants
Greater Largo Chamber of
Commerce
Gulf Beached Chamber of
Commerce
Belleair Bluffs Business
Professional Assoc.
Indian Rocks Business
Association, President
<P>
Independents Auditors' Report
<P>
Tho the Stockholders and Board of Directors
First Mortgage Securities, Inc.
601 Cleveland Street, Suite 360
Clearwater, FL 33755
<P>
We have audited the accompanying statement of financial position of First Mortgage Securities, Inc., as of April 30, 1999, and the related statements of activities and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
<P>
We conducted our audit in accordance with generally accepted audinting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.
<P>
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Mortgage Securities, Inc., as of April 30, 1999, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.
<P>
/s/ Willett, Canter & MacLaren, C.P.A.'s
-----------------------------------------
    Willett, Canter & MacLaren, C.P.A.'s
<P>
August 10, 1999
<P>

                        FIRST MORTGAGE SECURITIES, INC.
                       STATEMENTS OF FINANCIAL POSITION
                              APRIL 30, 1999
ASSETS
<P>
Current Assets
   Cash in Bank                      $36,347
   Accounts receivable                 3,067
                                     ------------
                                                         $39,414
<P>
Furniture and Equipment
   Furniture                           8,674
   Equipment                          11,325
   Computers & Software               10,109
   Less Accumulated Depreciation     (19,361)
                                     ------------
Total Furniture and Equipment                             10,747
<P>
Other Assets
   Investments - Note 2              306,381
   Security deposits                     957
                                     ------------
                                                         307,338
                                                       --------------
TOTAL ASSETS                                             357,499
                                                       ==============
LIABILITIES & EQUITY
<P>
Current Liabilities
   Accounts and payroll taxes
     payable                          $3,583
   Amsouth line of credit              4,202
                                    -------------         $7,785
<P>
Long Term Liabilities
   Equipment leases payable                               19,722
<P>
Equity
   Common Stock                       $ 100
   Paid in Capital                  157,372
   Valuation increase in
     stock held                     172,350
   Retained earnings                    170
                                    -------------
Total Equity                                             329,992
                                                      ---------------
TOTAL LIABILITIES & EQUITY                              $357,499
                                                      ===============
<P>
                         See Accountant's Audit Report

<P>

                          FIRST MORTGAGE SECURITIES, INC.
                         STATEMENT OF OPERATING ACTIVITIES
                               FOR THE YEAR ENDED
                                APRIL 30, 1999
Revenues
INCOME                                                    $208,881
<P>
Expenses
COMMISSIONS                                    61,050
SALARIES                                       48,528
TELEPHONE & FAX                                20,854
MORTGAGE CLOSING COSTS                         18,892
RENT OFFICE & EQUIPMENT                        17,938
INTEREST EXPENSES                              10,558
TAXES                                           6,016
OFFICE EXPENSE                                  5,842
LEGAL & ACCOUNTING                              3,564
INSURANCE                                       1,600
REPAIRS & MAINTENANCE                           1,590
TRAVEL & ENTERTAINMENT                          1,112
ADVERTISING                                     1,055
DEPRECIATION                                    5,748
<P>
Total Expenses                                            204,356
<P>
Net Income (Loss)                                           4,525
<P>
Retained earnings analysis:
   Retained earnings 4-30-98                              (43,301)
   Current year profit                                      4,525
   Adjustment to prior year depreciation                   (3,649)
   Adjustment for loan sales in the
    prior year                                             42,595
<P>
   Retained earnings 4-30-99                             $     70
<P>
                          See Accountant's Audit Report
<P>

<P>

                          FIRST MORTGAGE SECURITIES, INC.
                            Statement of Activities
                       For the Period Ended April 30, 1999
                              Current Month       Percent      Current Year     Percent
                                4-30-99                         4-30-99
                              ----------------------------------------------------------
Revenues
 CLOSING PREMIUM              $52,508.44          99.8%        $380,814.11         98.4%
 OTHER INCOME                       0.00           0.0            4,218.27          1.1
 APPRAISAL FEE                      0.00           0.0            1,703.74          0.4
 INCOME FROM STOCK SALE             0.00           0.0              310.00          0.1
 INTEREST INCOME                  126.19           0.2              126.19          0.0
                              ----------------------------------------------------------
Total Revenues                 52,634.63         100.0          387,172.31        100.0
<P>
Cost of Services
 LOAN BROKERS REBATES           1,051.00           2.0            2,967.25          0.8
 RECORDING & COURT DOC              0.00           0.0              582.00          0.2
 CREDIT REPORT FEES                45.00           0.1            1,685.25          0.4
 CONTRACT DOCUMENT SUP              0.00           0.0            1,500.00          0.4
 DELIVERY & COURIER FEES          252.75           0.5            8,836.80          2.3
 MORTGAGE SERVICING EXPENSES       79.00           0.2            1,048.47          0.3
 APPRAISAL FEES                     0.00           0.0            1,387.00          0.4
 BUSINESS/CONTRACT FEE              0.00           0.0               35.00          0.0
 WAREHOUSE FUNDING                  0.00           0.0           57,600.00         14.9
 Premiums paid to FMS          39,611.05          75.3          120,690.57         31.2
 COMMISSIONS                    3,900.00           7.4           61,050.00         15.8
 OUTSIDE SECRETARIAL              452.00           0.9              850.94          0.2
 SALARIES - OFFICE              3,120.00           5.9           40,277.54         10.4
 SALARIES - OFFICERS                0.00           0.0            8,250.00          2.1
                              -----------------------------------------------------------
Total Cost of Services         48,510.80          92.2          306,760.82         79.2
                              -----------------------------------------------------------
Gross Profit                    4,123.83           7.8           80,411.49         20.8
                               ---------------------------------------------------------
Expenses
 ADVERTISING                      105.60           0.2            1,066.35          0.3
 AUTO-TRUCK EXPENSE                 0.00           0.0               12.50          0.0
 BANK CHARGES                      84.50           0.2              648.23          0.2
 COMPUTER SUPPLIES                158.70           0.3              158.70          0.0
 DUES & SUBSCRIPTIONS               0.00           0.0              350.00          0.1
 INSURANCE - GENERAL                0.00           0.0              760.75          0.2
 INSURANCE - EMPLOYEES              0.00           0.0              419.50          0.1
 INSURANCE LIFE                     0.00           0.0              209.75          0.1
 INTEREST EXPENSE                 341.65           0.6           10,555.70          2.7
 ACCOUNTING SERVICES                0.00           0.0            3,387.50          0.9
 MISCELLANEOUS                      0.00           0.0              300.00          0.1
 LEGAL SERVICES                     0.00           0.0              176.00          0.0
 OFFICE EXPENSE                   145.58           0.3            3,659.68          0.9
 POSTAGE                            0.00           0.0              681.26          0.2
 RENT                               5.00           0.0           14,981.91          3.9
 EQUIPMENT RENTAL                   0.00           0.0            2,956.25          0.8
 COMPUTER MAINT. & SUPPLIES         0.00           0.0              376.40          0.1
 REPAIRS & MAINTENANCE             58.72           0.1            1,213.77          0.3
 TAXES - PAYROLL                  238.68           0.5            4,805.57          1.2
<P>
                          FIRST MORTGAGE SECURITIES, INC.
                            Statement of Activities
                       For the Period Ended April 30, 1999
                              Current Month       Percent      Current Year     Percent
                                4-30-99                         4-30-99
                              ----------------------------------------------------------
 TAXES & LICENSES OTHER           158.75           0.3            1,210.92         0.3
 TELEPHONE                        880.16           1.7           12,311.44         3.2
 FAX EXPENSE                      702.30           1.3            8,542.10         2.2
 Maiden Brook                       0.00           0.0              242.70         0.1
 BUSINESS ENTERTAINMENT             0.00           0.0            1,003.00         0.3
 MEETINGS & SEMINARS                0.00           0.0              108.50         0.0
                              ----------------------------------------------------------
Total Expenses                  2,879.64           5.5           70,138.48        18.1
                              ----------------------------------------------------------
Net Income (Loss)              $1,244.19           2.4%         $10,273.01         2.7%
                              ==========================================================
<P>

<P>

                             FIRST MORTGAGE SECURITIES, INC.
                               Statement of Cash Flows
                          For the Period Ended April 30, 1999
Cash Flows from Operating Activities
 Net Income                                              $4,525
<P>
Adjustments to Reconcile Net Income to Net
Cash Provided by Operating Activities:
   Depreciation and Amortization                          5,748
   (Increase) Decrease in Accounts Receivable            (3,067)
   Increase (Decrease in Accounts Receivable              4,688
                                                        ----------
Total Adjustments                                        $7,369
                                                        ----------
Net Cash Provided (Used) By Operating Activities        $11,894
                                                        ----------
Cash Flows from Financing Activities
   Principal Payments on Long-Term Debt                 $(6,243)
   Net repayments of paid in capital                     (6,840)
                                                        ----------
Net Cash Provided (Used) By Financing Activities       $(13,083)
                                                       -----------
Net Increase (Decrease) in Cash                        $ (1,189)
Cash at Beginning of Period                              37,536
                                                       -----------
Cash at End of Period                                  $ 36,347
                                                       ===========

<P>
              First Mortgage Securities, Inc.
             Notes to Financial Statements
                    April 30, 1999
<P>
1.  GENERAL INFORMATION
<P>
First Mortgage Securities, Inc. was incorporated under the
laws of the State of Florida on October 17, 1996 as a
Florida Corporation.
<P>
2.  SHARES OF STOCK OWNED
<P>
The Corporation owns 149,454 Shares of Stock in American
Mortgage Securities, Inc., having a total net equity value
of $306,381 as of their April 30, 1999 Audited Financial
Statement.
<P>
3.  CONCENTRATION OF CREDIT RISK
<P>
The Company's accounts receivable are concentrated in the
mortgage banking industry.  The Company does not believe
that it is subject to any unusual credit risk beyond the
normal credit risk attendant to operating its business.
<P>
4.  LEASES
<P>
The corporation also leases telephone, office equipment and
computer equipment.  The leases are treated as purchase
leases and the equipment is capitalized.  The payments,
including interest are as follows:
<P>
     $ 378.39/mo. With 32 payments left - $ 12,108
       514.72/mo. With 32 payments left - $ 16,471
        45.22/mo. With 32 payments left - $  1,447
<P>
Index to Exhibits
<P>
2.1     Stock Purchase Agreement and Share
        Exchange and Exhibits *
<P>
* Filed with the original Form 8K on November 13, 2000
 (SEC File No. 0-26187)
<P>
                 SIGNATURES
<P>
Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly
caused this report to be signed on its behalf by
the undersigned hereunto duly authorized.
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                       Tidalwave Holdings, Inc.,
                       a Florida Corporation
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                       By: /s/ Leon Kline
                       -----------------------
                              Leon Kline
                              President
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DATED: January 11, 2001
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